Execution Copy

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This Assignment, Assumption and Recognition Agreement (this “AAR Agreement”) is made and entered into as of June 1, 2007 (the “Closing Date”), among ACE Securities Corp. (the “Assignor”), having an address at 6525 Morrison Blvd., Suite 318, Charlotte, North Carolina 28211, HSBC Bank USA, National Association, as trustee (the “Trustee” or “Assignee”), having an address at 452 Fifth Avenue, New York, New York 10018, PHH Mortgage Corporation, a seller under the Purchase and Servicing Agreement referenced below (in such capacity, “PHHMC”), and the servicer under the Purchase and Servicing Agreement referenced below (in such capacity, the “Servicer”) and Bishop’s Gate Residential Mortgage Trust, a seller under the Purchase and Servicing Agreement referenced below (the “Company” and together with PHHMC, each a “Seller” and collectively, the “Sellers”) having an address at 3000 Leadenhall Road, Mt. Laurel, NJ  08054, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and securities administrator.

In consideration of the mutual promises contained herein the parties hereto agree that the residential mortgage loans (the “Assigned Loans”) listed on Attachment 1 annexed hereto which were purchased by the Assignor from the Sellers pursuant to the Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2007 among the Assignor, the Company and PHH Mortgage Corporation, as a Seller and the Servicer (the “Purchase and Servicing Agreement”) and which are now serviced by the Servicer for the Assignor and its successors and assigns pursuant to the Purchase and Servicing Agreement, shall be subject to the terms of this AAR Agreement.  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase and Servicing Agreement.  The Assigned Loans are being securitized pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) among the Assignor, as depositor, the Assignee and Wells Fargo Bank, N.A., as the master servicer and securities administrator.

Assignment and Assumption

1.

Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in, to and under the Purchase and Servicing Agreement as it relates to the Assigned Loans and the Assignee hereby assumes all of the Assignor’s obligations with respect to the Purchase and Servicing Agreement to the extent of the Assigned Loans from and after the date hereof.  Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any mortgage loans subject to the Purchase and Servicing Agreement other than the Assigned Loans set forth on Attachment 1.

Representations, Warranties and Covenants

2.

Assignor warrants and represents to, and covenants with, Assignee, the Servicer and the Sellers as of the date hereof:

(a)

Attached hereto as Attachment 2 is a true and accurate copy of the Purchase and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)

Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Purchase and Servicing Agreement as they relate to the Assigned Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor’s interests, rights and obligations under the Purchase and Servicing Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

(c)

Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

(d)

Assignor has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, Servicer and the Sellers, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(e)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

(f)

Assignor hereby covenants to promptly deliver to the Assignee or its designee any Assigned Loan document received by the Assignor from the Servicer with respect to the Assigned Loans.

3.

Assignee warrants and represents to, and covenants with, Assignor, the Servicer and the Sellers as of the date hereof:

(a)

Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

(b)

Assignee has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor, Servicer and the Sellers, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(c)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

(d)

Assignee agrees to be bound by all of the terms, covenants and conditions of the Purchase and Servicing Agreement with respect to the Assigned Loans, and from and after the date hereof, Assignee assumes for the benefit of Assignor all of Assignor’s obligations thereunder but solely with respect to such Assigned Loans.

4.

Servicer warrants and represents to, and covenants with, Assignor, and Assignee, as of the date hereof:

(a)

Attached hereto as Attachment 2 is a true and accurate copy of the Purchase and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)

Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Assigned Loans and otherwise to perform its obligations under the Purchase and Servicing Agreement with respect to the Assigned Loans;

(c)

Servicer has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Servicer’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Servicer’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Servicer is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Servicer or its property is subject.  The execution, delivery and performance by Servicer of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Servicer.  This AAR Agreement has been duly executed and delivered by Servicer, and, upon the due authorization, execution and delivery by Assignor, Assignee and Sellers will constitute the valid and legally binding obligation of Servicer, enforceable against Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(d)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Servicer in connection with the execution, delivery or performance by Servicer of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

(e)

Pursuant to Article XIII of the Purchase and Servicing Agreement, the Servicer hereby restates the representations and warranties made by it in Section 3.02 of the Purchase and Servicing Agreement with respect to itself as Servicer as of the Closing Date, as if such representations and warranties were set forth herein in full.  In the event of a breach of any such representations and warranties as of the Closing Date, the Assignor shall be entitled to all of the remedies under the Purchase and Servicing Agreement; and

(f)

Servicer has established the Collection Account and Escrow Account under the Purchase and Servicing Agreement with respect to the Assigned Loans as required in the Purchase and Servicing Agreement, and shall remit collections received on the Assigned Loans to such accounts as required by the Purchase and Servicing Agreement.

5.

Each Seller warrants and represents to, and covenants with, Assignor and Assignee, as of the date hereof:

(a)

Attached hereto as Attachment 2 is a true and accurate copy of the Purchase and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)

Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to perform its obligations under the AAR Agreement;

(c)

Seller has full entity power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Seller’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Seller’s organizational document or any legal restriction, or any material agreement or instrument to which Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject.  The execution, delivery and performance by Seller of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary entity action on the part of Seller.  This AAR Agreement has been duly executed and delivered by Seller, and, upon the due authorization, execution and delivery by Assignor, Servicer, the other Seller and Assignee, will constitute the valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(d)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Seller in connection with the execution, delivery or performance by Seller of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

(e)

Pursuant to Article XIII of the Purchase and Servicing Agreement, Seller hereby restates the representations and warranties made by it in Sections 3.01 and 3.03 of the Purchase and Servicing Agreement with respect to itself as a Seller and its respective Assigned Loans as of the Closing Date, as if such representations and warranties were set forth herein in full.  In the event of a breach of any such representations and warranties as of the Closing Date, the Assignor shall be entitled to all of the remedies under the Purchase and Servicing Agreement.

Recognition of Assignee

6.

From and after the date hereof, Servicer shall recognize the Assignee for the benefit of the Trust Fund (as defined in the Pooling and Servicing Agreement) as owner of the Assigned Loans, and acknowledges that the Assigned Loans will be part of a REMIC, and will service the Assigned Loans in accordance with the Purchase and Servicing Agreement, but in no event in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of Assignor, Sellers, the Servicer and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Servicer nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Purchase and Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of the Trustee and the Master Servicer.  Pursuant to the Pooling and Servicing Agreement, the Assignee will assign all of its rights under this AAR Agreement to the Trustee for the benefit of the related certificateholders.

Modification of Servicing Agreement

7.

[Reserved]

Miscellaneous

8.

All demands, notices and communications related to the Assigned Loans, the Purchase and Servicing Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

•

In the case of the Company,

Bishop’s Gate Residential Mortgage Trust
c/o PHH Mortgage Corporation, as  Administrator
3000 Leadenhall Road
Mt. Laurel, NJ  08054
Attention:  Allyn Brown, Vice President

•

In the case of a Seller or the Servicer,

PHH Mortgage Corporation
3000 Leadenhall Road
Mt. Laurel, NJ  08054
Attention:   Vice President, Servicing

•

In the case of the Assignor,

ACE Securities Corp.

c/o Deutsche Bank Securities, Inc.

60 Wall Street

New York, New York 10005

Attention: Susan Valenti

•

In the case of the Assignee,

HSBC Bank USA, National Association

452 Fifth Avenue

New York, New York 10018

Attention: CTLA-PHHAM 2007-3

•

In the case of Master Servicer,

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Manager – PHHAM 2007-3
Telecopier: (410) 715-2380

9.

Each party will pay any commissions, fees and expenses, including attorney’s fees, it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.   Notwithstanding the foregoing, the Assignor shall pay the reasonable and customary fees of any outside counsel used by the Sellers and the Servicer in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

10.

The Servicer hereby acknowledges that, Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Purchase and Servicing Agreement.  Such rights will include, without limitation, the right to terminate the Servicer under the Purchase and Servicing Agreement upon the occurrence of an Event of Default thereunder, the right to receive all remittances required to be made by the Servicer under the Purchase and Servicing Agreement, the right to receive all monthly reports and other data and information required to be delivered by the Servicer under the Purchase and Servicing Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.  The Servicer shall make all distributions under the Purchase and Servicing Agreement required to be made to the Securities Administrator by wire transfer of immediately available funds to:

Wells Fargo Bank, N. A.
ABA # 121-000-248
Account Name: SAS Clearing
Account # 3970771416
For Further Credit to:  PHHAM 2007-3 Account Number 53158600.

The Servicer shall deliver all reports required to be delivered under the Purchase and Servicing Agreement to the Master Servicer at its address set forth in Section 8 herein.

11.

This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

12.

No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

13.

This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee, Servicer or Sellers may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee, Servicer or Sellers, respectively, hereunder.

14.

This AAR Agreement shall survive the conveyance of the Assigned Loans, the assignment of the Purchase and Servicing Agreement to the extent of the Assigned Loans by Assignor to Assignee and the termination of the Purchase and Servicing Agreement.

15.

This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

16.

In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase and Servicing Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

17.

To the fullest extent permitted under applicable law, each party hereto hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this AAR Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

ACE SECURITIES CORP.,

 as Assignor

By: /s/ Evelyn Echevarria

Name: Evelyn Echevarria

Title: Vice President

By: /s/ Doris J. Hearn

Name: Doris J. Hearn

Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, in its capacity as Trustee of PHH Alternative Mortgage Trust 2007-3, as Assignee

By: /s/ Fernando Acebedo

Name: Fernando Acebedo

Title: Vice President

BISHOP’S GATE RESIDENTIAL

MORTGAGE TRUST, as a Seller

By:

PHH Mortgage Corporation, as Administrator

By:_/s/ Allyn Brown

Name:

Allyn Brown

Title: Vice President

PHH MORTGAGE CORPORATION, as Servicer and a Seller

By:_/s/ Allyn Brown

Name:

Allyn Brown

Title: Vice President

ACKNOWLEDGED AND AGREED TO:

WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator

By: /s/ Carla S. Walker

Name: Carla S. Walker

Title: Vice President

ATTACHMENT 1

ASSIGNED LOAN SCHEDULE

[ON FILE WITH THE PURCHASER]

ATTACHMENT 2

SERVICING AGREEMENT